Exhibit 99.1

SYNCHRONY FINANCIAL
SELECTED METRICS(1)
(unaudited, $ in millions)
	Quarter Ended								Twelve Months Ended
	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2016	Dec 31, 2015	YTD'16 vs. YTD'15
SELECTED METRICS
Return on assets(2)	2.6%	2.8%	2.4%	2.8%	2.6%	2.9%	2.9%	3.0%	2.7%	2.9%		(0.2)%
Return on equity(3)	16.2%	17.3%	14.5%	18.1%	17.3%	19.0%	19.1%	20.7%	16.5%	19.0%		(2.5)%
Return on tangible common equity(4)	18.4%	19.6%	16.5%	20.7%	19.8%	21.7%	22.0%	24.0%	18.8%	21.8%		(3.0)%
Net interest margin(5)	16.26%	16.34%	15.94%	15.84%	15.71%	15.98%	15.79%	15.90%	16.10%	15.85%		0.25%
Other expense as a % of average loan receivables, including held for sale	5.04%	4.93%	5.07%	4.86%	5.31%	5.37%	5.39%	5.10%	4.98%	5.29%		(0.31)%
Net charge-offs as a % of average loan receivables, including held for sale	4.65%	4.39%	4.51%	4.74%	4.25%	4.03%	4.64%	4.56%	4.57%	4.36%		0.21%

Average loan receivables, including held for sale	$72,476	$69,316	$66,561	$66,194	$64,996	$62,281	$59,895	$59,380	$68,649	$61,655	$6,994	11.3%
Retail Card	$49,476	$47,274	$45,593	$45,479	$44,620	$42,779	$41,201	$40,662	$46,963	$42,327	$4,636	11.0%
Payment Solutions	$15,076	$14,367	$13,554	$13,430	$13,129	$12,478	$11,904	$11,931	$14,110	$12,364	$1,746	14.1%
CareCredit	$7,924	$7,675	$7,414	$7,285	$7,247	$7,024	$6,790	$6,787	$7,576	$6,964	$612	8.8%

(1) Average balances and selected metrics are now presented based upon the use of daily averages.
(2) Return on assets represents net earnings as a percentage of average total assets.
(3) Return on equity represents net earnings as a percentage of average total equity.
(4) Return on tangible common equity represents net earnings as a percentage of average tangible common equity. Tangible common equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to the most directly comparable GAAP financial measure, see "Reconciliation of non-GAAP measure."

(5) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN(1)
(unaudited, $ in millions)

	Quarter Ended
	Dec 31, 2016			Sep 30, 2016			Jun 30, 2016			Mar 31, 2016			Dec 31, 2015			Sep 30, 2015			Jun 30, 2015			Mar 31, 2015
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$12,210	$17	0.55%	$12,480	$16	0.51%	$11,623	$14	0.48%	$12,291	$16	0.52%	$12,466	$9	0.29%	$11,182	$7	0.25%	$11,051	$6	0.22%	$11,063	$6	0.22%
Securities available for sale	4,076	11	1.07%	2,960	9	1.21%	2,858	7	0.99%	2,977	6	0.81%	3,564	6	0.67%	3,589	6	0.66%	2,904	5	0.69%	2,892	4	0.56%

Loan receivables:
Credit cards, including held for sale	69,660	3,851	21.99%	66,519	3,705	22.16%	63,876	3,432	21.61%	63,688	3,436	21.70%	62,394	3,432	21.82%	59,647	3,315	22.05%	57,365	3,106	21.72%	57,001	3,079	21.91%
Consumer installment loans	1,373	31	8.98%	1,333	31	9.25%	1,233	28	9.13%	1,154	27	9.41%	1,163	26	8.87%	1,161	27	9.23%	1,099	26	9.49%	1,053	25	9.63%
Commercial credit products	1,386	36	10.33%	1,401	35	9.94%	1,388	33	9.56%	1,313	35	10.72%	1,384	36	10.32%	1,411	36	10.12%	1,392	34	9.80%	1,303	36	11.20%
Other	57	1	NM	63	—	—%	64	1	NM	39	—	—%	55	—	—%	62	1	NM	39	—	—%	23	—	—%
Total loan receivables, including held for sale	72,476	3,919	21.51%	69,316	3,771	21.64%	66,561	3,494	21.11%	66,194	3,498	21.25%	64,996	3,494	21.33%	62,281	3,379	21.52%	59,895	3,166	21.20%	59,380	3,140	21.45%
Total interest-earning assets	88,762	3,947	17.69%	84,756	3,796	17.82%	81,042	3,515	17.44%	81,462	3,520	17.38%	81,026	3,509	17.18%	77,052	3,392	17.47%	73,850	3,177	17.26%	73,335	3,150	17.42%

Non-interest-earning assets:
Cash and due from banks	739			862			895			1,367			1,429			1,345			660			759
Allowance for loan losses	(4,228)			(3,933)			(3,732)			(3,590)			(3,433)			(3,338)			(3,305)			(3,289)
Other assets	3,479			3,189			3,208			3,271			3,077			2,833			2,592			2,602
Total non-interest-earning assets	(10)			118			371			1,048			1,073			840			(53)			72

Total assets	$88,752			$84,874			$81,413			$82,510			$82,099			$77,892			$73,797			$73,407

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$51,006	$188	1.47%	$47,895	$188	1.56%	$45,523	$179	1.58%	$44,304	$172	1.56%	$42,316	$165	1.55%	$39,125	$159	1.61%	$35,687	$146	1.64%	$35,017	$137	1.59%
Borrowings of consolidated securitization entities	12,389	64	2.06%	12,254	63	2.05%	12,211	59	1.94%	12,860	58	1.81%	13,443	56	1.65%	13,604	54	1.57%	14,002	53	1.52%	13,998	52	1.51%
Bank term loan(2)	—	—	—%	—	—	—%	65	7	NM	2,170	24	4.45%	4,495	28	2.47%	4,819	29	2.39%	5,311	32	2.42%	6,052	47	3.15%
Senior unsecured notes	7,757	67	3.44%	7,448	64	3.42%	6,861	58	3.40%	6,557	57	3.50%	5,863	52	3.52%	5,322	47	3.50%	4,567	39	3.43%	4,211	35	3.37%
Related party debt	—	—	—%	—	—	—%	—	—	—%	—	—	—%	—	—	—%	—	—	—%	—	—	—%	349	4	4.65%
Total interest-bearing liabilities	71,152	319	1.78%	67,597	315	1.85%	64,660	303	1.88%	65,891	311	1.90%	66,117	301	1.81%	62,870	289	1.82%	59,567	270	1.82%	59,627	275	1.87%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	176			204			208			235			151			156			256			247
Other liabilities	3,321			3,175			3,002			3,455			3,290			2,863			2,614			2,725
Total non-interest-bearing liabilities	3,497			3,379			3,210			3,690			3,441			3,019			2,870			2,972

Total liabilities	74,649			70,976			67,870			69,581			69,558			65,889			62,437			62,599

Equity
Total equity	14,103			13,898			13,543			12,929			12,541			12,003			11,360			10,808

Total liabilities and equity	$88,752			$84,874			$81,413			$82,510			$82,099			$77,892			$73,797			$73,407
Net interest income		$3,628			$3,481			$3,212			$3,209			$3,208			$3,103			$2,907			$2,875

Interest rate spread(3)			15.91%			15.97%			15.56%			15.48%			15.37%			15.65%			15.44%			15.55%
Net interest margin(4)			16.26%			16.34%			15.94%			15.84%			15.71%			15.98%			15.79%			15.90%

(1) Average balances and selected metrics are now presented based upon the use of daily averages.
(2) The effective interest rates for the Bank term loan for the quarters ended June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015, and March 31, 2015 were 2.51%, 2.47%, 2.26%, 2.23%, 2.21%, and 2.21% respectively. The Bank term loan effective rate excludes the impact of charges incurred in connection with prepayments of the loan.

(3) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(4) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN(1)
(unaudited, $ in millions)

	Twelve Months Ended Dec 31, 2016			Twelve Months Ended Dec 31, 2015
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$12,152	$63	0.52%	$11,409	$28	0.25%
Securities available for sale	3,220	33	1.02%	3,240	21	0.65%

Loan receivables:
Credit cards, including held for sale	65,947	14,424	21.87%	59,118	12,932	21.87%
Consumer installment loans	1,274	117	9.18%	1,119	104	9.29%
Commercial credit products	1,372	139	10.13%	1,373	142	10.34%
Other	56	2	3.57%	45	1	2.22%
Total loan receivables, including held for sale	68,649	14,682	21.39%	61,655	13,179	21.38%
Total interest-earning assets	84,021	14,778	17.59%	76,304	13,228	17.34%

Non-interest-earning assets:
Cash and due from banks	965			1,086
Allowance for loan losses	(3,872)			(3,341)
Other assets	3,286			2,779
Total non-interest-earning assets	379			524

Total assets	$84,400			$76,828

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$47,194	$727	1.54%	$38,060	$607	1.59%
Borrowings of consolidated securitization entities	12,428	244	1.96%	13,760	215	1.56%
Bank term loan(2)	556	31	5.58%	5,164	136	2.63%
Senior unsecured notes	7,158	246	3.44%	4,996	173	3.46%
Related party debt	—	—	—%	86	4	4.65%
Total interest-bearing liabilities	67,336	1,248	1.85%	62,066	1,135	1.83%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	205			202
Other liabilities	3,239			2,877
Total non-interest-bearing liabilities	3,444			3,079

Total liabilities	70,780			65,145

Equity
Total equity	13,620			11,683

Total liabilities and equity	$84,400			$76,828
Net interest income		$13,530			$12,093

Interest rate spread(3)			15.74%			15.51%
Net interest margin(4)			16.10%			15.85%

(1) Average balances and selected metrics are now presented based upon the use of daily averages.
(2) The effective interest rates for the Bank term loan for the 12 months ended December 31, 2016 and December 31, 2015 were 2.48% and 2.23%, respectively. The Bank term loan effective rate excludes the impact of charges incurred in connection with prepayments of the loan.

(3) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(4) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURE(1)
(unaudited, $ in millions)
	Quarter Ended
	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015
COMMON EQUITY MEASURES

GAAP Total common equity	$14,196	$13,981	$13,715	$13,204	$12,604	$12,158	$11,578	$11,036
Less: Goodwill	(949)	(949)	(949)	(949)	(949)	(949)	(949)	(949)
Less: Intangible assets, net	(712)	(733)	(704)	(702)	(701)	(646)	(575)	(557)
Tangible common equity	$12,535	$12,299	$12,062	$11,553	$10,954	$10,563	$10,054	$9,530

(1) Balances represent period-end balances.

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